                                                                 EXHIBIT 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS




We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-1 of Pegasus Systems, Inc. of our report dated February 21, 1997, except as to Note 13, which is as of May 12, 1997, relating to the financial statements of Pegasus Systems, Inc., which appears in such Prospectus. We also consent to the application of such report to the Financial Statement Schedule for the year ended December 31, 1996 listed under Item 16(b) of this Registration Statement when such schedule is read in conjunction with the financial statements referred to in our report. The audit referred to in such report also included this schedule. We also consent to the references to us under the headings "Experts" and "Selected Consolidated Financial Data" in such Prospectus. However, it should be noted that Price Waterhouse LLP has not prepared or certified such "Selected Consolidated Financial Data."


PRICE WATERHOUSE LLP

Dallas, Texas
August 4, 1997

                                                                 EXHIBIT 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS




We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-1 of Pegasus Systems, Inc. of our report dated February 21, 1997, except as to Note 13, which is as of May 12, 1997, relating to the financial statements of Pegasus Systems, Inc., which appears in such Prospectus. We also consent to the application of such report to the Financial Statement Schedule for the year ended December 31, 1996 listed under Item 16(b) of this Registration Statement when such schedule is read in conjunction with the financial statements referred to in our report. The audit referred to in such report also included this schedule. We also consent to the references to us under the headings "Experts" and "Selected Consolidated Financial Data" in such Prospectus. However, it should be noted that Price Waterhouse LLP has not prepared or certified such "Selected Consolidated Financial Data."


PRICE WATERHOUSE LLP

Dallas, Texas
July 10, 1997


                 Submitted in connection with Amendment No. 1